Inventories	12 Months Ended
Nov. 30, 2020
Classes of current inventories [abstract]
Inventories
9.	Inventories

	2020	2019

Raw materials	$2,290	$3,011

Work in progress	488	2,467

Finished goods	22,367	15,451

	$25,145	$20,929
Inventories were written down to net realizable value by an amount of $917 in 2020 (2019 – $16), of which $910 (2019 – nil) was recorded in cost of sales as other production-related costs and $7 (2019 – $16) was recorded in cost of goods sold.
Included in the 2020 write-down is a provision of $660 on excess stock of
EGRIFTA
®
as a result of the Company’s decision to switch patients to and only actively commercialize the new
EGRIFTA SV
®
formulation in the United States.
The write-downs in 2019 related to losses incurred during the conversion of raw materials to finished goods and losses associated with expired goods.